Exhibit 99.2

3Q15 Corporate and Program Highlights and Financial Results November 3, 2015

Safe Harbor This presentation will contain, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 relating to preclinical and clinical development of Amicus’ candidate drug products, the timing and reporting of results from preclinical studies and clinical trials evaluating Amicus’ candidate drug products, financing plans, and the projected cash position for the Company. Words such as, but not limited to, “look forward to,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “potential,” “plan,” “targets,” “likely,” “may,” “will,” “would,” “should” and “could,” and similar expressions or words identify forward-looking statements. Such forward-looking statements are based upon current expectations that involve risks, changes in circumstances, assumptions and uncertainties. The inclusion of forward-looking statements should not be regarded as a representation by Amicus that any of its plans will be achieved. Any or all of the forward-looking statements in this press release may turn out to be wrong. They can be affected by inaccurate assumptions Amicus might make or by known or unknown risks and uncertainties. For example, with respect to statements regarding the goals, progress, timing and outcomes of discussions with regulatory authorities, and in particular the timing of an NDA submission for migalastat monotherapy, and the potential goals, progress, timing and results of preclinical studies and clinical trials, actual results may differ materially from those set forth in this release due to the risks and uncertainties inherent in the business of Amicus, including, without limitation: the potential that results of clinical or pre-clinical studies indicate that the product candidates are unsafe or ineffective; the potential that it may be difficult to enroll patients in our clinical trials; the potential that regulatory authorities may not grant or may delay approval for our product candidates; the potential that preclinical and clinical studies could be delayed because we identify serious side effects or other safety issues; the potential that we will need additional funding to complete all of our studies and, our dependence on third parties in the conduct of our clinical studies. Further, the results of earlier preclinical studies and/or clinical trials may not be predictive of future results. With respect to statements regarding projections of the Company’s cash position, actual results may differ based on market factors and the Company’s ability to execute its operational and budget plans. In addition, all forward looking statements are subject to other risks detailed in our Annual Report on Form 10-K for the year ended December 31, 2014 and Form 10-Q for the quarter ended June 30, 2015. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, and Amicus undertakes no obligation to revise or update this news release to reflect events or circumstances after the date hereof. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995.

Agenda 3Q15 corporate and program highlights Galafold EU regulatory update Epidermolysis Bullosa (EB) program update Pompe clinical update 3Q15 financial results and FY15 guidance Summary and upcoming milestones Q&A

3Q15 Corporate and Program Highlights EU Regulatory Process on Track for Galafold™ (migalastat HCl) for Fabry Working to determine optimal U.S. approval pathway for migalastat Planning to initiate Phase 1/2 study of novel ERT (ATB200 + chaperone) for Pompe Significant momentum for Zorblisa™ (SD-101) Phase 3 study - rolling NDA initiated Focus on Execution Around 4 Strategic Priorities

Agenda 3Q15 corporate and program highlights Galafold EU regulatory update EB program update Pompe clinical update 3Q15 financial results and FY15 guidance Summary and upcoming milestones Q&A

Galafold EU Regulatory Update Anticipated Timing Milestone 2Q15 Accelerated Assessment Granted (150 day review) 2Q15 MAA Submitted 2Q15 MAA Validated 4Q15 Day 120 questions Late 2015/Early 2016 CHMP opinion 1H16 Final EU decision EU Timelines Under Accelerated Assessment on Track to Support Year-End 2015/Early 2016 CHMP Opinion

Global Pre-Commercial Activities Key leadership in place for launch European headquarters opened Medical outreach underway Patient advocacy ongoing Access and reimbursement Designing product experience Amicus is Building on Global Galafold Experience to Prepare for Successful Launch Upon Approval territories with clinical sites

Agenda 3Q15 corporate and program highlights Galafold EU regulatory update EB program update Pompe clinical update 3Q15 financial results and FY15 guidance Summary and upcoming milestones Q&A

Phase 2b (Study 003) Primary Endpoint Results % Patients with Complete Closure of Target Wounds Zorblisa 6% Demonstrated Higher Proportion of Complete Target Wound Closure at Pre-Specified Endpoint and Subsequently During the Study *Zorblisa 6% vs placebo, unadjusted p=0.04 Excluded from Evaluable population: 1 patient (due to lost to follow-up), 2 patients (did not have single identified and qualified target lesion) Evaluable Population (n=45) N Month 1 (pre-specified primary endpoint) Month 2 (Phase 3 primary endpoint) Placebo 17 41% 41% Zorblisa 3% 16 38% 44% Zorblisa 6% 12 67% 82% (p=0.04)* ITT Population (n=48) N Month 1 (pre-specified primary endpoint) Month 2 (Phase 3 primary endpoint) Placebo 17 41% 41% Zorblisa 3% 16 38% 44% Zorblisa 6% 15 53% 60%

Phase 2b (Study 003) Secondary Endpoint Median Time to Wound Closure Median Time to Wound Closure (Days) ITT Population (n=48) Evaluable Population (n=45) Placebo 91 Days 91 Days Zorblisa 3% 86 Days 86 Days Zorblisa 6% 40 Days 30 Days Zorblisa 6% Showed Fastest Time to Wound Closure in Both ITT and Evaluable Populations

Phase 2b (Study 003) Safety Summary Treatment-emergent adverse events (TEAE) generally similar across treatment groups No deaths and no severe TEAEs No serious adverse events reported in Zorblisa 6% group Adverse Events Similar Across Treatment Arms of Placebo, Zorblisa 3%, and Zorblisa 6% Placebo Zorblisa 3% Zorblisa 6% N subjects 17 16 15 N subjects with TEAEs (%) 12 (70.6) 13 (81.3) 9 (60.0) Nasopharyngitis 12% 25% 7% Pyrexia 12% 19% 33% Application Site Pain 6% 19% 13% Pain - - 13% Skin and Subcutaneous Tissue Disorders 35% 19% 20% Pruritus 6% 13% 13% Rash 12% - 7% Rash Erythematous 12% - - Cough 6% - 13% Oropharyngeal Pain 12% - - Rhinorrhea - - 13% Vomiting 6% 6% 13% Headache 12% - 7% Treatment Emergent Adverse Events >10% Frequency

Phase 2b (Study 003): Results Summary and Key Learnings Proof of concept with similar TEAEs across treatment groups Clear dose response at 6% concentration Phase 2b results used to calculate adequate sample size in Phase 3 study p < 0.05 if treatment difference ~17% or greater Placebo response minimized in baseline target wounds size >10 cm2 Wound closure within 2 months (versus 1 month) is optimal time to measure primary endpoint Increases ability to distinguish Zorblisa vs placebo Endpoint accepted by FDA and EU regulators Defined approval pathway with Phase 3 study design based on EMA and FDA feedback Phase 2b Learnings Informed Dose Selection, Patient Population, and Primary Endpoint for Phase 3 Trial

Zorblisa Regulatory Pathway Rolling NDA Initiated 4Q15 Breakthrough Therapy Designation (BTD) based on Phase 2 POC Orphan drug designation Rolling NDA initiated 4Q15 Orphan drug designation Approved Pediatric Investigation Plan (PIP) Defined registration pathway FDA and EMA Aligned on Phase 3 Study Design and Feedback to Date Provides Confidence in Global Approval of Zorblisa in Major Subtypes of EB ROW regulatory path based on EMA and FDA submissions

Agenda 3Q15 corporate and program highlights Galafold EU regulatory update EB program update Pompe clinical update 3Q15 financial results and FY15 guidance Summary and upcoming milestones Q&A

Amicus Biologics Milestones Achieved Master cell banking in 2013 Cell line scaled to 250 L in 2014 GMP batches completed 2Q15-3Q15 to initiate upcoming clinical study Significant Progress From Pompe Master Cell Banking to GMP Manufacturing in < 2 Years While Maintaining High Levels of M6P and Proper Glycosylation

ATB200: A Pompe ERT Optimized for Lysosomal Targeting via the CI-MPR Proprietary cell line produces a well phosphorylated rhGAA Current manufacturing process produces ATB200 with naturally high M6P content Cell line and process scaled up from 2 L to 250L bioreactors while maintaining all critical quality attributes to enable efficient drug targeting rhGAA lacks M6P; cannot be targeted to lysosomes rhGAA contains M6P; targeted to lysosomes ATB200 Produced with Naturally High Amount of M6P Content Critical Quality Attributes to Enable Efficient Drug Targeting Maintained During Scale Up 250 L Bioreactor Run CI-MPR Receptor Chromatography CI-MPR Proof of Concept Studies 0 20 40 60 80 0 1 2 3 4 5 8% 92% G A A A c t i v i t y ( n m o l / m L / h r ) M 6 P [ m M ] 0 15 30 45 60 0 1 2 3 4 5 5L Bioreactor Run G A A A c t i v i t y ( n m o l / m L / h r ) M 6 P [ m M ] GAA Activity M6P (mM) 11% 89% 0 20 40 60 80 0 1 2 3 4 5 Engineering Run 2 G A A A c t i v i t y ( n m o l / m L / h r ) M 6 P [ m M ] 9% 91%

ATB200 + Chaperone Preclinical Proof-of-Concept Untreated Alglucosidase Alfa ATB200 + AT2221 Wild Type PAS (20x) Glycogen Clearance Correlates with Endocytic Vesicle Turnover in Skeletal Muscle of Gaa KO Mice1 PAS-glycogen staining in Quadriceps Untreated Alglucosidase Alfa ATB200 +AT2221 Wild Type LAMP1 (40x) LAMP1 Immunohistochemical staining in Soleus 1Following 2 doses of 20mg/kg Alglucosidase Alfa or ATB200 + AT2221 in Gaa KO mice, skeletal muscles evaluated for glycogen clearance and proliferated lysosomes. Treatment with Alglucosidase Alfa modestly reduced glycogen or proliferated lysosomes while ATB200, co-administered with AT2221 significantly decreased the muscle pathology associated with Pompe disease.

ATB200 Summary and Next Steps Clinical trial material ready Successful pre-IND meeting to discuss Phase 1/2 safety and PK study in ERT-switch Pompe patients On track to initiate Phase 1/2 study pending IND clearance

Agenda 3Q15 corporate and program highlights Galafold EU regulatory update EB program update Pompe clinical plan 3Q15 financial results and FY15 guidance Summary and upcoming milestones Q&A

3Q15 Financial Summary Financial Position September 30, 2015 Current Cash: $251.9M Anticipated Year-end Cash Balance: $200-$225M Cash Runway: 1H17 Capitalization Shares Outstanding: 124,617,490 Cash Position Provides Runway Under Current Operating Plan Into 1H17

3Q15 Financial Results Slide 21 ($000s) Sept. 30, 2015 Sept. 30, 2014 Total Operating Expenses 38,045 17,109 Net Loss (37,800) (17,149) Net Loss Per Share (0.32) (0.22)

Appendix

Epidermolysis Bullosa (EB) Multiple genes cause disease which results in fragility of skin and can also affect internal organs Life-long chronic condition that typically manifests at birth Severe blistering, open wounds and scarring Disfiguring, excruciatingly painful, and can be fatal 30,000 – 40,000 diagnosed patients in major global regions Rare, Devastating, Connective Tissue Disorder with No Approved Treatments 1 Third party market research

Phase 2b (Study 003) Design 48 EB patients (age > 6 months)* - 1:1:1 Randomization - Daily Topical Application Placebo (n=17) Zorblisa 6% (n=15) Open-Label Zorblisa (6%) 3-Month Double-Blind Treatment Period Assessments: 0, 14, 30, 60, 90 Days Ongoing Extension (SD-004) Primary Efficacy Endpoint: Target Wound Healing at Month 1 Baseline wound: Chronic (> 21 days), size 5-50 cm2 Zorblisa 3% (n=16) *Initial Disease Severity: Mean target lesion size (cm2) 14.0 (range 5-39); mean lesional BSA: 19.4% (range 0.4-48%); mean wound age (days): 182 (range 21-1,639) EB Subtypes enrolled: Simplex (n=11), Recessive Dystrophic (n=29), and Junctional (n=8) 42/44 patients entered extension study Secondary Endpoints: Change in Body Surface Area (BSA) of lesions and blisters; itching; pain Secondary Endpoints: Change in BSA of lesions and blisters; itching; pain

Proportion with Complete Target Wound Closure Over 3 Months Proportion of Complete Target Wound Closure over 3 Months Indicates Early and Sustained Separation Between Zorblisa 6% and Placebo Phase 2b (Study 003) Efficacy Results ITT Population (n=48) (ITT population) 0.0 0.2 0.4 0.6 0.8 0 20 40 60 80 100 120 Placebo (N=17) Zorblisa 3% (N=16) Zorblisa 6% (N=15) Proportion completely healed Treatment day

Proportion with Complete Target Wound Closure Over 3 Months Treatment day Proportion completely healed 0.8 0.6 0.4 0.2 0.0 Early and Sustained Separation Between Zorblisa 6% and Placebo Also Observed in the Evaluable Population Phase 2b (Study 003) Efficacy Results Evaluable Population (n=45) 0 20 40 60 80 100 120 Placebo (N=17) Zorblisa 3% (N=16) Zorblisa 6% (N=12) (Evaluable population only)* *excluded from Evaluable population: 1 patient (due to lost to follow-up), 2 patients (did not have single identified and qualified target lesion)

Pivotal Phase 3 (Study 005) Underway Study Design Supported by Both FDA and EMA ~150 EB patients (age > 1 month) 1:1 Randomization - Daily Topical Application Placebo Zorblisa 6% Open-Label Zorblisa (6%) 3-Month Double-Blind Treatment Period Assessments: 0, 14, 30, 60, 90 Days Optional Extension (SD-006) Primary Efficacy Endpoint: Target Wound Healing at Month 2 US and EU regulatory authorities agreed to target wound healing as primary endpoint Baseline wound: Chronic (> 21 days), size >10 cm2 Phase 3 Initiated in 2Q15 and Currently Enrolling Patients Top-line data expected 2H 2016 *Information as of September 24, 2015 Secondary Endpoints Time to target wound closure; Change in Body Surface Area (BSA) of lesions and blisters; itching; pain 36/36 Patients Who Completed Study 005 Continued in Open-Label Extension (Oct. 2015)

Pompe Disease Overview Deficiency of GAA leading to glycogen accumulation Age of onset ranges from infancy to adulthood Symptoms include muscle weakness, respiratory failure and cardiomyopathy Respiratory and cardiac failure are leading causes of morbidity and mortality Incidence 1:28,0001 Elevated Glycogen in Muscle Severe, Fatal, Progressive Neuromuscular Disease with Significant Unmet Need Despite Availability of ERT 1Evidence Report – Newborn Screening for Pompe Disease – June 2013 – HRSA.gov

3Q15 Corporate and Program Highlights and Financial Results November 3, 2015